UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          April 22, 2005
        ________________________________________________
        Date of Report (Date of earliest event reported)


                        Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


      Delaware             0-7491         36-2369491
 _________________      ____________    ______________
  (State or other       (Commission      (IRS Employer
    jurisdiction        File Number)    Identification
 of incorporation)                           No.)


     2222 Wellington Court, Lisle, Illinois         60532
    ________________________________________      __________
    (Address of principal executive offices)      (Zip Code)


                          (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02   Results of Operations and Financial Condition.
_________   ______________________________________________

     On April 25, 2005, Molex Incorporated issued a press release announcing its results of operations for the third fiscal quarter ended March 31, 2005. The press release is furnished as Exhibit
99.1 hereto and incorporated herein by reference.

     The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.



Item 5.02   Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers.
_________   _________________________________________________________

     On April 22, 2005, Molex's Board of Directors appointed Martin P. Slark as Vice Chairman and Chief Executive Officer of Molex effective July 1, 2005, consistent with the succession plan announced in the Company's December 9, 2004 press release. The Company's current Chief Executive Officer, Frederick A. Krehbiel, will continue to serve as Co-Chairman of the Board after July 1, 2005. Molex's Board also appointed Liam McCarthy to serve as President and Chief Operating Officer effective July 1, 2005.
Mr. Slark will continue to serve in such capacities until July 1, 2005.

     Martin P. Slark, age 49, has served as President and Chief Operating Officer of Molex since July 1, 2001 and as a director of Molex since 2000. Mr. Slark has worked at Molex since 1976 filling various administrative, operational and executive positions both internationally and domestically. Prior to his current position, he served as Executive Vice President from 1999 to 2001. Mr. Slark serves on the board of directors of Hub Group, Inc. There is no family relationship between Mr. Slark and any director, executive officer, or person nominated or chosen by Molex to become a director or executive officer. There is no written employment agreement between Mr. Slark and Molex. Reference is made to Molex's proxy statement filed with the SEC on September 15, 2004 for information regarding Mr. Slark's employment arrangements with Molex. The terms of Mr. Slark's compensation in his capacity as Vice Chairman and Chief Executive Officer will be determined by the Compensation Committee and disclosed in a subsequent Form 8-K.

     Liam McCarthy, age 49, has served as Regional Vice President of Operations, Europe of Molex since 2000. Mr. McCarthy has held diverse functional positions in all four of the Company's geographic regions during his 29-year career at Molex. He began his career as a Cost and Management Accountant at Molex Ireland, followed by operating assignments in Japan, Singapore, and the Americas where he served as President of the Data -Communication Division, Americas. There is no family relationship between Mr. McCarthy and any director, executive officer, or person nominated or chosen by Molex to become a director or executive officer. There is no written employment agreement between Mr. McCarthy and Molex. The terms of Mr. McCarthy's compensation in his capacity as President and Chief Operating Officer will be determined by the Compensation Committee and disclosed in a subsequent Form 8-K.



Item 8.01   Other Information.
_________   __________________

     On April 25, 2005, Molex announced that, effective June 30, 2005, Werner Fichtner, Corporate Vice President and Regional President of Europe for 23 years will be retiring and that taking his place will be Graham C. Brock (50) who will become a Corporate Vice President and the Regional President of Europe on July 1, 2005. Brock has been with Molex for 28 years and has held positions in the U.S. and Europe and currently serves as Regional Vice President of Sales and Marketing in Europe. The Company also announced the timing of the retirement of Ronald L. Schubel who has been with Molex for 23 years, is currently Executive Vice President, and has served as Regional President of the Americas for the last seven years. Schubel will begin to transfer his duties to David B. Root who will become a Corporate Vice President and the Regional President, Americas effective October 1, 2005. Schubel will then move in April 2006 to a corporate role prior to his retirement in October 2006. Root
(51) has been with Molex 23 years, including assignments as General Manager of Molex operations in both Hong Kong and Singapore. Currently he is Regional Vice President of Sales and Marketing in the Americas Region.

     Molex also announced that its Board of Directors has authorized the Company to repurchase Molex shares on a discretionary basis. The authorization allows the repurchase of the Company's outstanding Common Stock (MOLX) and/or Class A Common Stock (MOLXA) during the period ending December
31, 2006 up to an aggregate value of $250 million. This replaces the Company's current authorization to repurchase shares up to an aggregate value of $100 million during the fiscal year ending June 30, 2005.

     On April 22, 2005, Molex's Board of Directors appointed Michelle L. Collins as a member of the Audit Committee and Michael J. Birck as a member of the Nominating and Corporate Governance Committee. Ms. Collins and Mr. Birck currently serve as independent members of the Molex Board of Directors. Ms. Collins previously served as a member of the Nominating and Corporate Governance Committee and Mr. Birck previously served as a member of the Audit Committee.



Item 9.01   Financial Statements and Exhibits.
_________   __________________________________

      The following exhibits are being furnished as part of this Form 8-K:


 Exhibit Number       Description
 ______________       ___________

      99.1            Press release of Molex Incorporated dated
                      April 25, 2005









                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MOLEX INCORPORATED

Date: April 25, 2005              By:   /s/  Louis A. Hecht
                                     __________________________
                                     Louis A. Hecht
                                     Corporate Secretary and General
                                     Counsel